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                                                                   EXHIBIT 24.1

                         NORTHWEST PIPELINE CORPORATION

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of NORTHWEST PIPELINE CORPORATION, a Delaware corporation ("Northwest Pipeline"), does hereby constitute and appoint J. FURMAN LEWIS, TIMOTHY J. HAUSLER and DAVID M. HIGBEE their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Northwest Pipeline, as hereinafter set forth below their signature, to sign a registration statement on Form S-3 for the registration on a continuing basis under Rule 415 under the Securities Act of 1933, as amended, of up to one hundred million dollars ($100,000,000) initial aggregate offering price of Debt Securities of Northwest Pipeline, and any and all amendments to said registration statement and any and all instruments necessary or incidental in connection therewith; and

                 THAT the undersigned Northwest Pipeline does hereby constitute and appoint J. FURMAN LEWIS, TIMOTHY J. HAUSLER and DAVID M. HIGBEE its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said registration statement and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

                 Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                 IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 10th day of August, 1995.


  /s/ Brian E. O'Neill                         /s/ Curtis C. Kennedy
--------------------------------               ------------------------------
      Brian E. O'Neill                             Curtis C. Kennedy
         President                                    Controller
 and Chief Executive Officer                    (Chief Accounting Officer)
(Principal Executive Officer)


                        /s/ Timothy J. Hausler
                        ---------------------------
                            Timothy J. Hausler
                          Vice President-Finance
                       & Administration & Treasurer
                        (Chief Financial Officer)
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   /s/ Keith E. Bailey                          /s/ Matt J. Gillis
-----------------------------              ------------------------------
       Keith E. Bailey                              Matt J. Gillis
          Director                                    Director


  /s/ Ronald M. Mucci                       /s/ Lewis A. Posekany, Jr.
-----------------------------              ------------------------------
       Ronald M. Mucci                          Lewis A. Posekany, Jr.
          Director                                    Director

                       /s/ J. Douglas Whisenant
                    -----------------------------
                         J. Douglas Whisenant
                              Director


                                       NORTHWEST PIPELINE CORPORATION



                                       By /s/ J. Douglas Whisenant
                                       ---------------------------
                                             J. Douglas Whisenant
                                             Senior Vice President


ATTEST:


 /s/ David M. Higbee
-----------------------
    David M. Higbee
       Secretary